SECURITY INTEREST AND PLEDGE AGREEMENT

      SECURITY INTEREST AND PLEDGE AGREEMENT ("Pledge Agreement"), dated as of March 16, 2006, by and among American United Global, Inc., a Delaware corporation (the "Secured Party"), Kraft Rt., a Hungarian corporation (the "Company" or the "Debtor"), and Zoltan Kiss (the "Pledgor").

                                    RECITALS

      A. Reference is made to that certain Promissory Note of even date herewith (the "Note" or "Bridge Loan Agreement") to which the Company and the Secured Party are parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Bridge Loan Agreement.

      B. Pursuant to the Bridge Loan Agreement, the Debtor has certain obligations to the Secured Party (the "Obligations"), including, but not limited to, obligations to pay principal and interest of the Note on the Maturity Date. The obligations of the Company under the Note are referred to as the "Note Obligations".

      C. To secure the Note Obligations, the Pledgor has agreed to pledge certain ordinary shares of the Company held by the Pledgor to the Secured Party as security for the performance of the Note Obligations.

      D. The Pledgor is a principal shareholder of the Debtor and has determined that it is in the Pledgor's best interests to provide the pledge referred to herein.

      E. The Secured Party is willing to enter into the Bridge Loan Agreement only upon receiving Pledgor's pledge of certain stock of the Company, as set forth in this Pledge Agreement.

      F. The Pledged Shares pledged pursuant to this Pledge Agreement shall be in addition to the ordinary shares pledged pursuant to that certain Pledge Agreement dated September 28, 2005 entered by and between the Secured Party, the Company and the Pledgor.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Grant of Security Interest.

            (a) To secure the Note Obligations of Debtor, the Pledgor hereby pledges to the Secured Party all of the registered ordinary shares set forth on the attached Schedule 1 of this Agreement (the "Pledged Shares"). Unless otherwise set forth on Schedule 1 of this Agreement, the Pledgor is the beneficial and record owner of the Pledged Shares set forth opposite such Pledgor's name on such Schedule. Such Pledged Shares shall include, but not be limited to, all the Pledgor's right, title and interest in and to the Pledged Shares, together with the proceeds of any sale, exchange, liquidation or other disposition, whether voluntary or involuntary, and including but not limited to any securities, instruments, and all benefits and entitlements evidenced by or arising out of the Pledged Shares and all other securities, instruments and other property (whether real or personal, tangible or intangible) issued or accepted in substitution for, or in addition to, the foregoing, and all dividends, interest, cash, instruments, distributions, income, securities and any other property (whether real or personal, tangible or intangible) at any time received, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, whether now owned or hereafter acquired, and any and all improvements, additions, replacements, substitutions and any and all proceeds arising out of or derived from the foregoing. Such Pledged Shares, together with any substitutes therefor, or proceeds thereof, are hereinafter referred to collectively as the "Collateral".

            (b) The Company represents and warrants to the Secured Party that the Pledged Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Pledged Shares except in accordance with this Pledge Agreement while the same is in effect.

            (c) (i) The Company will record on its books the existence of such security interest with respect to the Pledged Shares, and except upon such instructions of the Secured Party or until written notice is given by the Secured Party that such security interest has been released to the Pledgor in whole or in part, to not allow a transfer of the shares representing any part of the Collateral or to replace the certificates representing the Collateral.

                  (ii) The Pledgor hereby consents to the provisions of the preceding subparagraph (i).

      2. Obligations Secured. During the term hereof, the Collateral shall secure the performance by the Company of the Note Obligations.

      3.    Intentionally Left Blank.

      4. Assignment. Only in connection with the transfer of the rights under the Note in accordance with their terms, a Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of the assigning Secured Party hereunder with respect to the Collateral.



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

      5. Pledgor's Warranty. The Pledgor represents and warrants hereby to the Secured Party as follows with respect to the Pledged Shares set forth opposite such Pledgor's name on Schedule 1 to this Agreement:

            A.    With respect to title to the Pledge Shares

                  (i) upon the occurrence of an Event of Default, the Pledgor, as contemplated herein, shall have the Pledged Shares transferred to the Secured Party so that the Secured Party will have good title (both record and beneficial) to the Pledged Shares;

                  (ii) that there are no restrictions upon transfer and pledge of the Pledged Shares pursuant to the provisions of this Agreement except the restrictions imposed by Rule 144 under the Securities Act of 1933;

                  (iii) that the Pledged Shares are free and clear of any encumbrances of every nature whatsoever, such Pledgor is the sole owner of the Pledged Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable,

                  (iv) that such Pledgor has owned the Pledged Shares since the date specified on Schedule 1 to this Agreement and that such shares were fully paid for,

                  (v) that such Pledgor agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to such Pledgor's Pledged Shares or attempt to sell, transfer or otherwise dispose of any of such shares until the Note has been paid in full or this Agreement has terminated; and

            B.    With respect to certain other matters:

                  (i) that such Pledgor has made necessary inquiries of the Company and believes that the Company fully intends to fulfill and has the capability of fulfilling the Note Obligations to be performed by the Company in accordance with the terms of the Note,

                  (ii) that the Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of the Pledged Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law,

                  (iii) that Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant SEC interpretations and affirms the pledge of shares by such Pledgor pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule, and


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


                  (iv) that this Pledge Agreement constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect).

      6. Collection of Dividends and Interest. During the term of this Pledge Agreement and so long as the Debtor is not default under the Note and the Pledgor is not in default under the Guarantee, Pledgor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on the Collateral.

      7. Voting Rights. During the term of this Pledge Agreement and until such time as this Pledge Agreement has terminated or Secured Party has exercised its rights under this Pledge Agreement to foreclose its security interest in the Collateral, Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

      8. Warrants and Options. In the event that, during the term of this Pledge Agreement, subscription, warrants, dividends, or any other rights or option shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

      9. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Pledgor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

      10.   Default and Remedies.

      (a)   For purposes of this Agreement, "Event of Default" shall mean

            (i) any default in the performance by the Company or the Pledgor of any of the Note Obligations, as the case may be, after the expiration, without cure, of the cure period (but only if any such period is specifically provided in the Note; it being specifically acknowledged by the Company and the Pledgor that all payment obligations are time of the essence obligations, with no cure periods provided) and

            (ii)  a   breach   by  a   Pledgor   of   any  of   such   Pledgor's
representations, warranties, covenants or agreements in this Pledge Agreement.

      (b) During the term of this Pledge Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Note is not satisfied in full:



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

            (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended), except that the Secured Party waives any right to a deficiency pursuant to Section 9-608 thereof or otherwise;

            (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Pledged Shares as additional Collateral;

            (iii) the right to cause any or all of the Pledged Shares and all additional Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

            (iv) the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time); it being understood that one or more of the Secured Parties may, but shall not be required to, take such actions jointly. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Secured Party shall give the Pledgor not less than ten (10) days written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof.

      11. Waiver. Each of the Debtor and the Pledgor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

      12. Term of Agreement. This Pledge Agreement shall continue in full force and effect until the earlier of the payment in full of the Notes. If the Notes are paid in full, the security interests in the relevant Collateral shall be deemed released, and any portion of the Collateral not transferred to or sold by any one or more Secured Parties shall be returned to the Pledgor. Upon termination of this Pledge Agreement, the relevant Collateral shall be returned within five (5) Trading Days to Debtor or to the Pledgor, as contemplated above.


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


      13.   General Provisions:

      13.1 Binding Agreement; No Modification of Note. This Pledge Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto. Except to the extent specifically provided herein, nothing in this Pledge Agreement shall limit or modify any provision of any of the Note.

      13.2 Captions. The headings used in this Pledge Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Pledge Agreement or the intent hereof.

      13.3 Counterparts. This Pledge Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. A facsimile transmission of this signed Pledge Agreement shall be legal and binding on all parties hereto.

      13.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Pledge Agreement. The Transfer Agent Instructions annexed hereto are deemed an integral part of this Pledge Agreement.

      13.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Pledge Agreement.

      13.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

      13.7  Amendment.  This Pledge  Agreement may be modified only in a written document that refers to this Pledge Agreement and is executed by Secured Party, the Pledgor and the Debtor.

      13.8  Interpretation.   This  Pledge   Agreement   shall  be  interpreted,
construed, and enforced according to the substantive laws of the State of New York.


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


      13.9 Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Pledge Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

      13.10 WAIVER OF JURY TRIAL. The parties to this Pledge Agreement hereby waive a trial by jury in any action, proceeding or counterclaim brought by any of them against any other in respect of any matter arising out or in connection with this Pledge Agreement.

      13.11 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

      If to Pledgor, to:

                  Zoltan Kiss


                  T
                  F

      If to the Debtor or to the Secured Party, to the addresses set forth on the signature page.

      Any party may change its address by notice similarly given to the other parties.

      14.12 Acknowledgement  by  Debtor  and  Pledgor.  In the  event  that  any provision of the Note or this Pledge Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, each of the Debtor or the Pledgor, as the case may be, acknowledges and agrees that this Pledge Agreement shall remain valid and enforceable in all respects against the Debtor and the Pledgor.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.
              THE SIGNATURES OF THE PARTIES ARE ON THE NEXT PAGE.]


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


      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

SECURED PARTY

AMERICAN UNITED GLOBAL, INC.


By: /s/Robert Rubin
    --------------------------
Name: Robert Rubin
Title: CEO
Address:
108 Village Square - #327
Somers, NY 10589
Attn:  Robert Rubin, CEO
Fax No.:  (631) 254-2136



DEBTOR:
KRAFT RT.


By: /s/Zoltan Kiss
    --------------------------
Name: Zoltan Kiss
Title: Director


PLEDGOR:


/s/Zoltan Kiss
------------------------------
Zoltan Kiss
Address:

                                   SCHEDULE 1

      The following shares are pledged hereunder as the Pledged Shares, each certificate in the name of:

 Holder's Name                              No. of Ordinary Shares

Zoltan Kiss                                         1,000
                                                -----------

                                            Total:   1,000 shares





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